SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934 (Amendment No. )


Filed by the registrant / /

Filed by a party other than the registrant /X/

Check the appropriate box:

         / /      Preliminary Proxy Statement
         / /      Confidential, for Use of the Commission Only (as
                  permitted by Rule 14a-6(e)2))
         /X/      Definitive Proxy Statement
         / /      Definitive Additional Materials
         / /      Soliciting Material Pursuant to Rule 14a-11(c) or Rule
                  14(a)-12

                      Restructuring Acquisition Corporation
- --------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)

                               Kenneth Schlesinger
- --------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)


         Payment of filing fee (check the appropriate box):

         /X/      $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1),
                  or 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

         / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

         / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

         (2)      Aggregate number of securities to which transaction
                  applies:
- --------------------------------------------------------------------------------

         (3)      Per unit price or other underlying value of transaction
                  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
- --------------------------------------------------------------------------------

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

         / /      Fee paid previously with preliminary materials.


         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:


- --------------------------------------------------------------------------------
         (2)      Form, Schedule or Registration Statement No.:


- --------------------------------------------------------------------------------

         (3)      Filing Party:

- --------------------------------------------------------------------------------

         (4)      Date Filed:

                      RESTRUCTURING ACQUISITION CORPORATION
                               555 Madison Avenue
                            New York, New York 10022


                                                 June 10, 1996


Dear Stockholders:

         You are cordially invited to attend the Special Meeting of Stockholders of Restructuring Acquisition Corporation, which will be held at the offices of Olshan Grundman Frome & Rosenzweig LLP at 505 Park Avenue, New York, New York 10022, on Friday, June 21, 1996, at 10:00 A.M., local time.

         Information  about  the  Special  Meeting,   including  a  listing  and
discussion of the matters on which the Stockholders will act, may be found in the enclosed Notice of Special Meeting and Proxy Statement.

         We hope that you will be able to attend the Special Meeting. However, whether or not you anticipate attending in person, I urge you to complete, sign and return the enclosed proxy card promptly to ensure that your shares will be represented at the Special Meeting. If you do attend, you will, of course, be entitled to vote in person, and if you vote in person such vote will nullify your proxy.

                                                    Sincerely,



                                                    STEVEN MIZEL
                                                    Chairman of the Board,
                                                    Chief Executive Officer
                                                    and President



YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, AND COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                      Restructuring Acquisition Corporation
                               555 Madison Avenue
                            New York, New York 10022

                                  -------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                                  -------------

To our Stockholders:

         NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders of Restructuring Acquisition Corporation, which will be held at the offices of Olshan Grundman Frome & Rosenzweig LLP at 505 Park Avenue, New York, New York 10022, on Friday, June 21, 1996, at 10:00 A.M., local time, for the following purposes:

              1.  To  approve  the  Company's  Plan  of  Dissolution,   Complete
         Liquidation and Termination of Existence ; and

              2. To consider and act upon such other business as may properly come before the Special Meeting or any adjournments thereof.

         Only stockholders of record at the close of business on June 6, 1996 will be entitled to notice of, and to vote at, the Special Meeting.

         PLEASE SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, IN ORDER THAT YOUR SHARES MAY BE VOTED FOR YOU. A RETURN ENVELOPE IS PROVIDED FOR YOUR CONVENIENCE.

                                           By Order of the Board of Directors


                                                      STEVEN WOLOSKY
                                                      Secretary
Dated: New York, N.Y.
       June 10, 1996

                      Restructuring Acquisition Corporation
                               555 Madison Avenue
                            New York, New York 10022

                           --------------------------

                                 PROXY STATEMENT
                                       FOR
                         SPECIAL MEETING OF STOCKHOLDERS

                                  June 10, 1996

                           --------------------------

         This Proxy Statement is being furnished to the stockholders of Restructuring Acquisition Corporation, a Delaware corporation (the "Company" or "RAC"), in connection with the solicitation by the Board of Directors of the Company of proxies ("Proxies") for the Special Meeting of Stockholders (the "Special Meeting") to be held at the offices of Olshan Grundman Frome & Rosenzweig LLP at 505 Park Avenue, New York, New York 10022, on Friday, June 21, 1996, at 10:00 A.M. At the Special Meeting, the stockholders will be asked to approve the Plan of Dissolution, Complete Liquidation and Termination of Existence (the "Plan" or the "Plan of Dissolution") of the Company substantially in the form attached as Annex A hereto. It is expected that the Notice of Special Meeting, Proxy Statement and form of Proxy will first be mailed to stockholders on or about June 10, 1996.

                            PROXIES AND VOTING RIGHTS

         Only stockholders of record at the close of business on Thursday, June 6, 1996 (the "Record Date") will be entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof. As of the close of business on the Record Date, there were 1,995,000 outstanding shares of the Company's Common Stock. Each outstanding share of Common Stock is entitled to one vote. There was no other class of voting securities of the Company outstanding on the Record Date. A majority of the outstanding shares of Common Stock present in person or by proxy is required for a quorum.

         Shares of Common Stock represented by Proxies, which are properly executed, duly returned and not revoked, will be voted in accordance with the instructions contained therein. If no specification is indicated on the Proxy, the shares of Common Stock represented thereby will be voted in favor of the Plan of Dissolution and for any other matter that may properly be brought before the Special Meeting in accordance with the judgment of the person or persons voting the Proxy.

         Abstentions may be specified on all proposals and will be counted as present for purposes of the item on which the abstention is noted. Since the proposal to adopt the Plan requires the approval of a majority of the outstanding shares of Common Stock, abstentions will be counted as a vote against the Plan. Brokers that do not receive instructions concerning the approval of the Plan of Dissolution may not vote these shares, and such withheld votes are known as "broker non-votes." Broker non-votes will also be counted as votes against the Plan.

         The execution of a Proxy will in no way affect a stockholder's right to attend the Special Meeting and vote in person. Any Proxy executed and returned by a stockholder may be revoked at any time thereafter if written notice of revocation is given to the Secretary of the Company prior to the vote to be taken at the Special Meeting, or by execution of a subsequent Proxy which is presented to the Special Meeting, or if the stockholder attends the Special Meeting and votes by ballot, except as to any matter or matters upon which a vote shall have been cast pursuant to the authority conferred by such Proxy prior to such revocation.

         The management of the Company knows of no matters which are to be presented for consideration at the Special Meeting other than those specifically described in the Notice of Special Meeting of Stockholders, but, if other matters are properly presented, it is the intention of the persons designated as proxies to vote on them in accordance with their judgment.

         The cost of solicitation of the Proxies being solicited on behalf of the Board of Directors will be borne by the Company. In addition to the use of the mails, proxy solicitation may be made by telephone, telegraph and personal interview by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding shares in the names of their nominees for their reasonable expenses in sending soliciting material to their principals.

                                     GENERAL

THE COMPANY

         RAC is a Specified Purpose Acquisition Company ("SPAC"), incorporated under the laws of the State of Delaware on May 14, 1993, the objective of which was to acquire an operating business which requires a restructuring of its balance sheet to continue or expand its business operations ("Business Combination").



         The Company was to proceed with a Business Combination only if a majority of all of the outstanding shares of RAC were voted in favor of the Business Combination. Additionally, if 20% or more in interest of Stockholders of RAC (excluding, for this purpose, the Stockholders of RAC prior to the Company's initial public offering (the "Initial Stockholders")) voted against the Business Combination, RAC would not be permitted to consummate such Business Combination.

         On May 10, 1996, a Special Meeting of Stockholders was called in which the Company's Stockholders voted against an Amended and Restated Implementation Agreement and Plan of Merger and Acquisition between the Company, Media Technology Corporation, Ltd. ("MediaTech"), MediaTech Holdings, Ltd. and Media Technology Corporation Ltd. In the Proxy Statement delivered to Stockholders in connection with the Agreement, the Stockholders of RAC were notified that if RAC did not consummate a Business Combination by May 12, 1996, RAC would be dissolved pursuant to the RAC Certificate of Incorporation (the "RAC Certificate") and would distribute to all of its stockholders excluding the Initial Stockholders (the "Public Stockholders"), in proportion to their ownership of RAC Common Stock, an amount equal to the amount in a trust account (the "Trust Fund") which was set up with 90% of the net proceeds from the Company's initial public offering ("IPO"). As of June 1, 1996, the Trust Fund contained approximately $8,728,865, inclusive of interest. As of such date the Public Stockholders held 1,620,000 shares of Common Stock.


         The Company's  principal  executive  offices are located at 555 Madison
Avenue, 17th Floor, New York, New York 10022. Its telephone number is 212-838-4173.

REASONS FOR THE DISSOLUTION


         The RAC Certificate limits the duration in which the Company is able to consummate a Business Combination. The RAC Certificate provides that if RAC does not consummate a Business Combination within 18 months from the consummation of its IPO or November 12, 1995, or 24 months from the consummation of the IPO or May 12, 1996 if certain extension criteria have been satisfied, the officers of the Company are required to take all actions so that the Company would be dissolved and would distribute to all Public Stockholders, in proportion to their respective equity interests in the Trust Fund.

         Since the Company was unable to consummate a Business Combination by May 12, 1996, the RAC Board of Directors adopted a resolution to dissolve the Company in accordance with the RAC Certificate. In addition pursuant to the provisions of the RAC Certificate, the Board of Directors considered a number of other factors in reaching its conclusion to liquidate which included the ongoing accounting, legal and other expenses that would be incurred by the Company in maintaining its existence as a public company. The Initial Stockholders have waived their respective rights to receive any of the proceeds in the Trust Fund. Therefore, at June 1, 1996, upon liquidation, the Public Stockholders will receive approximately $8,728,865 or $5.39 per RAC Share held by the Public Stockholders. The Public Stockholders will not receive any liquidation distribution with respect to any Warrants owned by them.


REQUIRED VOTE

         Pursuant to Delaware law, the RAC Certificate and the bylaws of RAC (the "RAC Bylaws"), the affirmative vote of the holders of at least a majority of the outstanding shares of RAC Common Stock is necessary to approve the Plan of Dissolution.




DESCRIPTION OF THE PLAN

         PROVISION FOR LIABILITIES; LIQUIDATING DISTRIBUTIONS


              The Plan provides for the complete  liquidation and dissolution of the Company in accordance with the provisions of the Delaware General Corporation Law (the "DGCL"). The Plan provides that the Public Stockholders will receive their proportionate amounts in the Trust Fund upon surrender of their stock certificates.

              The Company does not plan to satisfy all of its liabilities and obligations prior to making distributions to stockholders . In addition, the Company does not have sufficient assets available to establish a contingency reserve to adequately provide for the payment of all liabilities and obligations of the Company. While the Company plans to satisfy all of its current and future obligations and liabilities, the stockholders of the Company may be required to return all or a portion of the liquidating distributions made to them to satisfy such obligations. See "Stockholders' Continuing Liability."


         SURRENDER OF STOCK CERTIFICATES

              As a condition to the receipt of any distribution under the Plan, stockholders will be required to surrender their certificates evidencing Common Stock to the Company or its agent for cancellation. If a stockholder's certificate evidencing the Common Stock has been lost, stolen or destroyed, the stockholder may be required to furnish the Company with satisfactory evidence of the loss, theft or destruction thereof, together with a surety bond or other indemnity, as a condition to the receipt of any distribution. Distributions under the Plan will be in complete redemption and cancellation of all of the outstanding Common Stock.

              Once the Board of Directors determines the date on which stockholders should surrender their certificates, the Company will cause a notice and transmittal form to be sent to stockholders, which will advise the stockholders of the procedures to be followed for the surrender of certificates representing shares of Common Stock. Stockholders should not submit their stock certificates to the Company or its transfer agent before receiving instructions to do so.

         AMENDMENTS AND MODIFICATIONS; ABANDONMENT

              Notwithstanding   the  adoption  of  the  Plan  by  the  Company's
stockholders, the Board of Directors, in its discretion, may amend or modify the Plan without further stockholder approval to the extent permitted by the DGCL.

         LIQUIDATING TRUST

              If advisable for any reason to complete the liquidation and distribution of the Company's assets to its stockholders, the Board of Directors at any time may transfer to a liquidating trust the remaining assets of the Company. The trust thereupon would succeed to all of the then remaining assets and liabilities of the Company. The sole purpose of a liquidating trust would be to complete the liquidation of the Company as contemplated by the Plan.

              The Company has no present plan to use a liquidating trust, but the Board of Directors believes the flexibility provided by the Plan with respect to the liquidating trust to be advisable.


PROCEDURES FOR DISSOLUTION

              Pursuant to the DGCL, following adoption of the Plan by the stockholders of the Company, the Company will file with the Secretary of State of the State of Delaware a certificate of dissolution. The dissolution of the Company will become effective, in accordance with the DGCL, upon proper filing of the certificate of dissolution with the Secretary of State or upon such later date as may be specified in the certificate. The Board of Directors currently anticipates that the certificate of dissolution will be filed and become effective promptly following the approval of the Plan by the stockholders.


              Pursuant to the DGCL, the Company will continue to exist for three years after the dissolution becomes effective or for such longer period as the Delaware Court of Chancery shall direct for the purpose of prosecuting and defending suits, whether civil, criminal or administrative, by or against it, and enabling the Company gradually to settle and close its business, to dispose of and convey its property, to discharge its liabilities and to distribute to stockholders any remaining assets, but not for the purpose of continuing the businesses for which the Company was organized.

MANAGEMENT OF THE COMPANY FOLLOWING ADOPTION OF THE PLAN

              It is anticipated that the present directors and officers of the Company will continue to serve in such capacities following the adoption of the Plan. After the certificate of dissolution is filed, the Company does not intend to hold any further annual meetings of stockholders. Directors and officers currently in office will continue in office until a successor is duly elected and qualified or until their resignation or removal. The Plan provides that, in the event of the resignation or removal of a director or officer, the remaining directors, or, if there are none, the remaining officers, shall have the authority to fill the vacancy or vacancies created.

              Following the adoption of the Plan by the stockholders, the Company's activities will be limited to winding up its affairs and taking such actions as may be necessary to preserve the value of its assets. The Board of Directors and, if authorized by the directors, the officers of the Company, will have the authority to do or authorize any and all acts and things provided for in the Plan and any and all further acts and things they may consider necessary or desirable to carry out the purposes of the Plan.

              Following the adoption of the Plan, the Company will continue to indemnify its directors, officers, employees and agents in accordance with its certificate of incorporation, bylaws and contractual arrangements for actions taken in connection with the implementation of the Plan and the winding up of the affairs of the Company.

RECORD DATE; EFFECT ON LISTING AND TRADING OF THE COMMON STOCK


              If the Plan is approved by stockholders, promptly thereafter the Board of Directors intends to designate a record date (the "Final Record Date") for the purpose of determining the stockholders entitled to receive the proceeds in the Trust Fund. All liquidating distributions will be made pro rata to stockholders of record on the Final Record Date based on their respective stockholdings on the Final Record Date.


              The Common Stock  currently is traded  through the  electronic OTC
Bulletin Board Service of the National Association of Securities Dealers, Inc. The Company intends to close its stock transfer books on the Final Record Date and at such time cease recording stock transfers and issuing stock certificates (other than replacement certificates and certificates issued to reflect transfers by will, intestate succession or operation of law). It is not expected that trading of the Common Stock will continue through the OTC Bulletin Board Service. Accordingly, no further trading of the Company's shares is expected to occur after the Final Record Date.

STOCKHOLDERS' CONTINUING LIABILITY


              The Plan contemplates that liquidating distributions will be made to stockholders only in an amount equal to the proceeds in the Trust Fund, which under its terms can not be used to satisfy liabilities and obligations of the Company. While the Company believes that the distributions to the stockholders of the amounts in the Trust Fund may not be used to satisfy these obligations, in the event a court were to determine that the Company failed to pay or make adequate provision for its liabilities and obligations prior to a liquidating distribution, a creditor of the Company could seek an injunction against the making of any distributions under the Plan on the grounds that the amounts to be distributed were needed to provide for the payment of the Company's liabilities and obligations. In addition, pursuant to Section 282 of the DGCL, after a liquidation distribution is made, the stockholders of the Company may be held personally liable for the payment of any claim against the Company which it is unable to satisfy, but such personal liability by statute cannot exceed the lesser of the stockholders' pro rata share of the claim or the amount distributed to such stockholder pursuant to the Plan.

              The Company does not have  sufficient  assets outside of the Trust
Fund available to establish a contingency reserve to adequately provide for the payment of all liabilities and obligations of the Company. The Company believes it will be able to satisfy its current liabilities from its existing cash outside of the trust fund and other assets available to the Company. While the Company plans to satisfy all of its liabilities and obligations, the stockholders of the Company may be required to return all or a portion of the liquidating distributions made to them to satisfy such liabilities or obligations.


STOCKHOLDER REJECTION OF THE PLAN

              If the stockholders reject the Plan at the Special Meeting, the Board of Directors will explore the alternatives available to the Company. Such alternatives could include a further attempt to locate a business that might be interested in engaging in a merger or similar transaction with the Company and the resubmission of a plan of complete liquidation and dissolution to the Company's stockholders. The Board of Directors currently is not aware of any alternative business opportunities for the Company. Unless the Company were to merge with or otherwise acquire an operating business, the Company's assets would continue to consist primarily of cash and short-term investments, and the Company could be required to register as an "investment company" under the Investment Company Act of 1940. As long as the Company continues in existence, the Company will be required to incur accounting, legal and other administrative costs which will be paid from its remaining assets.

NO APPRAISAL RIGHTS

              Under Delaware law, stockholders of the Company are not entitled to appraisal rights or similar dissenters' rights for shares of Common Stock in connection with the transactions contemplated by the Plan.

REGULATORY APPROVALS

              The Company is not aware of any material governmental approvals that are required for the implementation and consummation of the Plan.

FEDERAL INCOME TAX CONSEQUENCES

         GENERAL

              The following discussion is a general summary of the federal income tax consequences that will result from the liquidation of the Company and the distribution of its assets to its stockholders. This summary does not discuss all aspects of federal income taxation that may be relevant to a particular stockholder or to certain types of persons subject to special treatment under federal income tax laws (for example, life insurance companies, tax-exempt organizations or financial institutions) and does not discuss any aspects of state, local or foreign tax laws which may be applicable to a particular stockholder. Distributions pursuant to the Plan may occur at various times and in more than one tax year. No assurances can be given that the tax treatment described herein will continue to apply unchanged at the time of such distributions.

              This summary is not intended as a substitute for careful tax planning, particularly because certain of the tax consequences of the Plan may not be the same for all stockholders. Stockholders are urged to consult their personal tax advisors with specific reference to their own tax situation.

         CONSEQUENCES TO THE COMPANY

              The Company will continue to be subject to income tax on its taxable income until it completes the distribution of all of its assets to stockholders. Upon any distribution by the Company of property to its stockholders, the Company generally will recognize gain or loss as if such property were sold to the stockholders at its fair market value. The Company does not anticipate that it will distribute to stockholders any property on which it would recognize gain or loss.

         CONSEQUENCES TO STOCKHOLDERS

              On receipt of liquidating distributions from the Company, each stockholder will recognize gain or loss equal to the difference between (i) the sum of the amount of cash and the fair market value (at the time of distribution) of any property distributed to the stockholder, and (ii) the stockholder's tax basis in his or her shares in the Company. A stockholder's tax basis in his or her shares depends on various factors, including the stockholder's cost and method of acquisition of such shares, and the amount and nature of any distributions the stockholder previously has received from the Company with respect to such shares. Gain or loss recognized by a stockholder will be capital gain or loss provided the shares are held as capital assets. A stockholder's capital gain or loss on receiving liquidating distributions will be long-term if the holding period for such shares is more than one year, and short-term if the holding period is one year or less.

              A  stockholder's  gain or loss will be  computed  on a "per share"
basis, so that each stockholder must allocate liquidating distributions from the Company equally to each share of the stock of the Company which he or she owns and compare such allocated portion of the liquidating distributions with his or her tax basis in such share, to calculate the gain or loss for such share. If the Company pays the liquidating distributions in installments, each stockholder must first recover his or her basis in the shares owned by the stockholder against the value of the distributions which he or she receives before recognizing any gain or loss. Thus, if the Company pays liquidating distributions to its stockholders in installments, each stockholder will recognize gain on an installment only to the extent that the aggregate value of such installment, and all prior installments he or she received with respect to a share, exceeds the tax basis in that share, and will recognize a loss with respect to a share only when he or she has received the final installment, and then only if the aggregate value of the liquidating distributions from the Company with respect to the share is less than the tax basis in the share.

              The Company expects that all distributions to stockholders will be made in cash. If the Company makes a liquidating distribution of property to a stockholder, the stockholder's tax basis in the property will be its fair market value at the time of distribution, and the holding period for the property will begin at the time of distribution.

LIQUIDATING TRUST

              If the Company transfers its assets to a liquidating trust, the stockholders will be treated for tax purposes as having received their pro rata share of such assets when the transfer occurs. The amount of the taxable distribution to the stockholders on the transfer of the Company's assets to the liquidating trust will be reduced by the amount of the Company's known liabilities which the liquidating trust assumes or to which such transferred assets are subject. The liquidating trust itself generally will not be subject to tax, and, after the formation of the liquidating trust, each stockholder will take into account for federal income tax purposes his or her allocable portion of any income, gain, deduction or loss which the liquidating trust recognizes. Distributions of assets by the liquidating trust to the stockholders will not be taxable to them. Each stockholder should be aware that he or she may be liable for tax as a result of the transfer of assets by the Company to the liquidating trust and the ongoing operations of the liquidating trust, even if the liquidating trust has not made any actual distributions to stockholders with which to pay such tax. The Company currently does not intend to transfer its assets to a liquidating trust.

STATE AND LOCAL INCOME TAX

                  Stockholders also may be subject to state and local taxes. Stockholders should consult their tax advisors regarding the state and local tax consequences of the Plan.

           MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                        AND RESULTS OF OPERATIONS OF RAC

         RAC is SPAC, incorporated under the laws of the State of Delaware on May 14, 1993, the objective of which is to acquire an operating business which requires a restructuring of its balance sheet to continue or expand its business operations.

         In July 1993, RAC consummated a bridge financing (the "Bridge Financing") in order to pay certain organizational expenses, the costs of the Bridge Financing and certain costs of the IPO. Six investors in the Bridge Financing loaned an aggregate of $150,000 to RAC and were issued promissory notes in that amount, bearing interest at the rate of 10% per annum and payable at the consummation of the IPO.

         The IPO was consummated on May 12, 1994 and May 27, 1994 and raised net proceeds of approximately $8,530,000 after payment of offering expenses and repayment of the Bridge Financing promissory notes and interest.


         RAC's management was given broad discretion with respect to the specific application of the net proceeds of the offering, although substantially all of the net proceeds were intended to be generally applied toward consummating a Business Combination with an operating business which requires a restructuring of its balance sheet to expand or continue its operations. A majority of the net proceeds were placed in the Trust Fund until the earlier of
(i) the consummation of a Business Combination or (ii) liquidation of RAC. The Trust Fund indenture limits investments to U.S. Government securities with maturity of 180 days or less. The remaining proceeds were used to pay for business, legal and accounting due diligence on prospective acquisitions, and continuing general and administrative expenses in addition to other expenses.


         Substantially all of RAC's working capital needs subsequent to the offering were attributable to the identification, evaluation and selection of a suitable target business and, thereafter, to structure, negotiate and consummate a business combination with such target business.

         Since its inception, RAC has sought a prospective Target Business and in so doing has incurred total expenses of $416,324. These expenses are primarily attributable to office service expenses of $100,000, insurance expenses of $75,000, state franchise and other taxes of $73,734 and professional fees of $36,223. See "Financial Statements of RAC."

                       PRINCIPAL STOCKHOLDERS AND SECURITY
                         OWNERSHIP OF MANAGEMENT OF RAC

         The following table sets forth certain information regarding beneficial ownership of the shares of Common Stock of RAC as of February 1, 1996 unless otherwise noted, by (i) each stockholder known by RAC to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each director of RAC and
(iii) all directors and executive officers as a group. Except as otherwise indicated, RAC believes that the beneficial owners of the shares of Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.



                                    Number of Shares          Percentage
Name of Stockholder               Beneficially Owned(2)    Beneficially Owned
- ------------------------------    ---------------------    --------------------

Steven M. Mizel(1)............           273,750                 13.7%

Robert A. Arcoro..............            37,500                  1.8%

Steven Wolosky................            30,000                  1.5%

All Executive Officers
and Directors as a group
(3 persons)...................           341,250                 17.1%


- ---------------------------
(1) The stockholder's address is 555 Madison Avenue, 17th Floor, New York, New York 10022.

(2) The shares of Common Stock owned by all of the foregoing have been placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent, until May 4, 1997. During such escrow period such persons will not be able to sell or otherwise transfer their respective shares of Common Stock, however such persons will retain voting rights with respect to their shares.

                 INTEREST OF CERTAIN PERSONS IN THE DISSOLUTION

         In July 1993, RAC issued an aggregate of 500,000 shares of Common Stock for an aggregate purchase price of $500, or $.001 per share, to its Initial Stockholders. As of February 28, 1994, such stockholders contributed 125,000 of such shares to the capital of RAC.


         Walker Street Investors, Inc. ("Walker Street") has agreed that, until the acquisition of a Target Business, it will make available to RAC a small amount of office space, as well as certain office and secretarial services, as may be required by RAC from time to time. RAC paid Walker Street $5,000 per month for such services . Steven M. Mizel, RAC's Chairman of the Board, President and Chief Executive Officer, is the sole stockholder of Walker Street. Management believes that the arrangement with Walker Street was on terms at least as favorable as would be available from an unaffiliated third party.

         Other than the $5,000 per month administrative fee paid to Walker Street and legal fees payable to Olshan Grundman Frome & Rosenzweig LLP, of which Steven Wolosky, RAC's Vice President, Secretary, Treasurer and a Director is a partner, no compensation will be paid to any Initial Stockholder of RAC. Olshan Grundman Frome & Rosenzweig LLP has agreed to waive approximately $100,000 in fees and expenses owed by RAC to such firm for legal services rendered in connection with the merger with MediaTech and matters relating to the dissolution of the Company.


                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

         The current directors and executive officers of the Company are as follows:

NAME                                AGE        POSITION

Steven M. Mizel                     56         Chairman of the Board, President
                                               and Chief Executive  Officer

Robert A. Arcoro                    44         Executive Vice President and
                                               Director

Steven Wolosky                      40         Vice President, Treasurer,
                                               Secretary and Director




         Steven M. Mizel has been the Chairman of the Board, President and Chief Executive Officer of the Company since its inception. Mr. Mizel founded and, since May, 1990 has been Managing General Partner of, Croyden Associates, a financial advisor to companies undergoing restructurings and bankruptcy reorganizations. He is also the sole stockholder of Walker Street , which provides general financial advisory services. From 1988 until 1990, he was President, Chairman of the Board and Chief Executive Officer of

Kaufmann Alsberg & Co., Inc., a member firm of the New York Stock Exchange which invested in undervalued companies, companies undergoing bankruptcy and out of court reorganizations and in proprietary transactions consisting mainly of merger arbitrage and convertible arbitrage. From 1985 until January, 1988, Mr. Mizel was Senior Executive Vice of MDC Holdings Inc., a New York Stock Exchange listed real estate, homebuilding and financial services company. From 1977 until 1988, he held various positions with Mizel Petro Resources, an oil and gas exploration company which merged with MDC Holdings, Inc. in 1985, serving as its Chairman of the Board and Chief Executive Officer from 1985 until 1988. In addition, Mr. Mizel has played significant roles on shareholder and bondholder committees of companies undergoing both in court and out of court reorganizations. Mr. Mizel was a co-financial advisor to the unofficial preferred shareholders' committee of Harcourt Brace Jovanovich, Inc. during its reorganization in 1992, a co-financial advisor to the unofficial bondholders' committee of Businessland Inc. during its acquisition by JWP Inc. in 1991, chairman of the official equity committee of Basix Corporation during its Chapter 11 reorganization held from 1988 through 1990, chairman of the unofficial preferred shareholders' committee of Southland Corporation during its Chapter 11 reorganization during 1990 and 1991, and a member of the official bondholders' committee of each of Maxicare Inc. (1989-1990) and Sunshine Precious Metals (1991- 1992) during their Chapter 11 reorganizations.

         Robert A. Arcoro has been the Executive Vice President and a Director of the Company since its inception. Mr. Arcoro is President of Arkaid Incorporated, a financial advisory and real estate consulting firm which he founded in July 1985 and which specializes in advising companies undergoing both in-court and out- of-court reorganizations. Through Arkaid, Mr. Arcoro has advised the Fleet Financial Group in certain of their investments with troubled companies and in the Blackstone Group on its investments with real estate companies which are seeking to restructure. Mr. Arcoro has also advised Health-Tex Inc. in its corporate reorganization resulting in a cessation of its retail operations. Prior to founding Arkaid, Mr. Arcoro was a vice president of Manufacturers Hanover Trust Company where he participated in corporate reorganizations. Mr. Arcoro received a B.B.A. from Hofstra University and an M.B.A. from New York University.


         Steven Wolosky has been Vice President, Treasurer, Secretary and a Director of the Company since its inception. He has been a partner of the New York City law firm of Olshan Grundman Frome & Rosenzweig LLP since January 1987, and has practiced law since 1980. Mr. Wolosky's current practice includes restructurings securities law, corporate finance and mergers and acquisitions. Mr. Wolosky is also Assistant Secretary of Wheeling-Pittsburgh Corp., a New York Stock Exchange listed company, and a Director of Uniflex, Inc., an American Stock Exchange listed company. Mr. Wolosky is a member of the bar of the State of New York and received a B.S. from Brooklyn College and a J.D. from Benjamin
N.  Cardozo Law School.

                      Restructuring Acquisition Corporation
                       Proforma Liquidating Balance Sheet


                                  June 1, 1996

                                   (Unaudited)


                        ASSETS

US Government securities
     deposited in trust funds
     and accrued interest thereon                              8,728,865
                                                               =========






             LIABILITIES AND STOCKHOLDERS'
                        EQUITY

Liquidating distribution to
stockholders                                                   8,728,865(1)
                                                               ============



Number of Common Shares
outstanding                                                    1,620,000(2)
                                                               ============

Liquidating value per share
at June 1, 1996                                                   $5.39
                                                                  =====








(1) Assumes that upon liquidation, the US government securities deposited in a trust fund will be returned to investors with accrued interest thereon. This amount excludes cash and cash equivalents which will be used to settle current and future liabilities of the company.


(2)       Includes only those shares issued in the public offering.

                            MARKET PRICE INFORMATION


         Since May 1994, the RAC Common Stock has been listed on the OTC Bulletin Board. The following table sets forth, for the periods indicated, the high and low reported closing bids for RAC Common Stock, as reported on the OTC Bulletin Board. The RAC Common Stock commenced trading on May 4, 1994. The information with respect to the OTC Bulletin Board reflects inter-dealer quotations without retail mark-ups, mark-downs or commissions and may not represent actual transactions.

                                                RAC COMMON STOCK
                                          OTC ELECTRONIC BULLETIN BOARD

                                            HIGH             LOW
1994:
Second Quarter..........................   4 1/4             4
Third Quarter...........................   4 1/4             3 3/4
 Fourth Quarter.........................   4 1/4             3 5/8

1995:
First Quarter...........................   4 1/2             3 5/8
Second Quarter..........................   4 11/16           4
Third Quarter...........................   4 3/4             4
Fourth Quarter..........................   4 13/14           4

1996:

First Quarter...........................   5 1/16            4
Second Quarter (through   June 1, 1996).   5 3/8             4



         On May 10, 1996 (the last trading day prior to the public announcement of the dissolution), the high asked and low bid prices of the RAC Common Stock, as reported on the OTC Bulletin Board were $5 3/8 and $5 1/16, respectively. Stockholders are urged to obtain current market quotations.

                                   PROPERTIES


         Walker Street , a company wholly-owned by Steven M. Mizel, RAC's Chairman of the Board, Chief Executive Officer and President, has agreed that, until the consummation of the Dissolution, it will make available to RAC a small amount of office space, as well as certain office and secretarial services, as may be required by RAC from time to time. RAC has paid Walker Street a fee of $5,000 per month for such services.


                                  LEGAL MATTERS

         The Company is not a party to any legal proceeding.



                                  MISCELLANEOUS

              If the Plan is approved by the stockholders, the Company does not intend to hold any future annual meetings of stockholders. If the Plan is not approved by the stockholders, or if, after its approval, the Plan is abandoned by the Board of Directors, the Company may hold one or more annual or special meetings in the future. If any stockholder desires to submit a proposal to be included in the proxy materials for a future meeting of stockholders, such proposal must be submitted in writing to the Secretary of the Company a reasonable time before the solicitation of proxies for such meeting is made.

              The Board of Directors does not know of any matters to be presented for consideration at the Special Meeting other than as described in the Proxy Statement. However, if any other matters are properly presented at the meeting, it is the intention of the persons named as proxies to vote in accordance with their judgment on such matters, subject to direction by the Board of Directors.

                      RESTRUCTURING ACQUISITION CORPORATION
                    (a corporation in the development stage)

                                 BALANCE SHEETS

                                                                                               December 31,  December 31,
                                                                                                   1995          1994
                                                                                                   ----          ----
                                              ASSETS
Cash and cash equivalents                                                                       $  275,867   $  464,120
U.S. Government securities deposited in trust fund
    and accrued interest thereon (Note 1)                                                        8,555,874    8,105,443
Prepaid insurance                                                                                   15,000       15,000
Deferred merger costs (Note 7)                                                                      63,601          -0-
Organization costs, net of accumulated amortization of $12,107 and $4,657,
    respectively                                                                                    25,145       32,595
                                                                                                ----------   ----------

                                                                                                $8,935,487   $8,617,158
                                                                                                ==========   ==========

                                         LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Accrued expenses and taxes                                                                      $  210,545   $   47,568

Commitments (Note 4)

Common stock, subject to possible conversion, 323,999 shares at
    conversion value (Note 1)                                                                    1,710,320    1,620,278
Preferred stock, $.001 par value - shares authorized 1,000,000; none issued
    (Note 5)                                                                                           -0-          -0-
Common stock, $.001 par value - shares authorized 20,000,000;
    outstanding 1,995,000 and 1,995,000 (Notes 1 and 6)                                              1,671        1,671
Additional paid-in capital                                                                       6,954,679    6,954,679
Retained earnings (deficit) accumulated during the development stage                                58,272       (7,038)
                                                                                                ----------   ----------

                                                                                                $8,935,487   $8,617,158
                                                                                                ==========   ==========






See accompanying summary of accounting policies and notes to financial statements.

                     RESTRUCTURING ACQUISITION CORPORATION
                    (a corporation in the development stage)

                            STATEMENTS OF OPERATIONS

                                                                                                             Period
                                                                                                          May 14, 1993
                                                               Year ended            Year ended      (date of inception) to
                                                            December 31, 1995     December 31, 1994    December 31, 1995
                                                            -----------------     -----------------    -----------------
Income:

    Interest income                                              $ 470,171           $ 245,597              $ 715,768
                                                                 ---------           ---------              ---------

Expenses:
    Investment banking fees                                            -0-              50,000                 50,000
    Office services (Note 4)                                        60,000              40,000                100,000
    Interest and amortization (Note 3)                               7,450              19,339                 40,617
    Insurance expense                                               45,000              30,000                 75,000
    Shareholder fees and expenses                                   11,857              15,517                 27,374
    State franchise and other taxes                                 58,404              15,330                 73,734
    Professional fees                                               21,679              14,544                 36,223
    Miscellaneous expenses                                           1,116                 701                  1,817
    Travel and entertainment                                        11,559                 -0-                 11,559
                                                                 ---------           ---------              ---------

           Total expenses                                          217,065             185,431                416,324
                                                                 ---------           ---------              ---------

Income before taxes                                                253,106              60,166                299,444

Federal income tax (current)                                        97,754               6,951                104,705
                                                                 ---------           ---------              ---------

Net income                                                       $ 155,352           $  53,215              $ 194,739
                                                                 =========           =========              =========

Net income per share                                             $     .08           $     .04
                                                                 =========           =========

Weighted average common shares outstanding                       1,995,000           1,404,205
                                                                 =========           =========

See accompanying summary of accounting policies and notes to financial statements.

                      RESTRUCTURING ACQUISITION CORPORATION
                    (a corporation in the development stage)

    STATEMENTS OF COMMON STOCK, COMMON STOCK SUBJECT TO POSSIBLE CONVERSION, PREFERRED STOCK, ADDITIONAL PAID-IN CAPITAL AND RETAINED EARNINGS (DEFICIT)
        PERIOD FROM MAY 14, 1993 (DATE OF INCEPTION) TO DECEMBER 31, 1995

                                                                                                                   Retained Earnings
                                                                                                                       (Deficit)
                                                      Common stock                                                  accumulated
                                                       subject to                                 Additional         during the
                                 Common stock      possible conversion       Preferred stock    paid-in-capital   development stage
                                 ------------      -------------------       ---------------    ---------------   -----------------


                           No. of shares  Amount  No. of shares   Amount  No. of shares  Amount      Amount            Amount
                           -------------  ------  -------------   ------  -------------  ------      ------            ------

Balance, May 14, 1993                 -        -          -            -           -         -            -                -

Original issuance of
common stock                    375,000   $  375          -            -           -         -   $      125                -

Net (loss) for the
period May 14, 1993
to December 31, 1993                  -        -          -            -           -         -            -        $ (13,828)
                              ---------   ------    -------   ----------        ------    -----  ----------        ---------

Balance, December 31, 1993      375,000      375          -            -           -         -          125          (13,828)

Sale of common stock in
public offering, net of
underwriting discounts
and offering expenses         1,296,001    1,296    323,999   $1,573,853           -         -    6,954,554                -

Net income for the year
ended December 31, 1994               -        -          -            -           -         -            -           53,215

Accretion to redemption
value of common stock                 -        -          -      (46,425)          -         -            -           46,425
                              ---------   ------    -------   ----------        ------    -----  ----------        ---------

Balance,December 31, 1994     1,671,001   $1,671    323,999   $1,620,278           -         -   $6,954,679        $(  7,038)


See accompanying summary of accounting policies and notes to financial statements.

                      RESTRUCTURING ACQUISITION CORPORATION
                    (a corporation in the development stage)

    STATEMENTS OF COMMON STOCK, COMMON STOCK SUBJECT TO POSSIBLE CONVERSION, PREFERRED STOCK, ADDITIONAL PAID-IN CAPITAL AND RETAINED EARNINGS (DEFICIT)
        PERIOD FROM MAY 14, 1993 (DATE OF INCEPTION) TO DECEMBER 31, 1995

                                                                                                                   Retained Earnings
                                                                                                                       (Deficit)
                                                      Common stock                                                  accumulated
                                                       subject to                                 Additional         during the
                                 Common stock      possible conversion       Preferred stock    paid-in-capital   development stage
                                 ------------      -------------------       ---------------    ---------------   -----------------


                           No. of shares  Amount  No. of shares   Amount  No. of shares  Amount      Amount            Amount
                           -------------  ------  -------------   ------  -------------  ------      ------            ------


Balance forward
previous page                 1,671,001   $1,671    323,999   $1,620,278         -         -     $6,954,679        $(  7,038)

Net income for
the year ended
December 31, 1995                     -        -          -            -         -         -              -          155,352

Accretion to
redemption value
of common stock                       -        -          -       90,042         -         -              -         ( 90,042)
                             ----------    ------   --------  ----------       ----      ----     ----------        --------

Balance,December 31, 1995     1,671,001    $1,671   323,999   $1,710,320         -         -      $6,954,679       $  58,272
                              =========    ======   =======   ==========       ====      ====     ==========       =========





See accompanying summary of accounting policies and notes to financial statements.

                      RESTRUCTURING ACQUISITION CORPORATION
                    (a corporation in the development stage)

                            STATEMENTS OF CASH FLOWS
                           Increase (Decrease) in Cash

                                                                                                            Period
                                                                                                         May 14, 1993
                                                                                                    (date of inception)
                                                                     Year ended       Year ended             to
                                                                    December 31,      December 31,      December 31,
                                                                       1995              1994                1995
                                                                       ----              ----                ----
Cash Flows From Operating Activities:
Net income                                                          $    155,352    $     53,215         $    194,739
                                                                    ------------    ------------         ------------

    Adjustments needed to reconcile net income to net
    cash used in operating activities:
      Amortization of financing costs                                        -0-           9,405               16,000
      Amortization of organization costs                                   7,450           4,657               12,106
      Accrued interest earned on U.S. Government securities         (    450,431)   (    232,243)        (    682,674)
       Increase (decrease) in accrued expenses                           162,977    (     17,432)             210,546
       Increase in prepaid insurance                                        -0-     (     15,000)        (     15,000)
                                                                    ------------    ------------         ------------
               Total adjustments                                    (    280,004)   (    250,613)        (    459,022)
                                                                    ------------    ------------         ------------

           Net cash used in operating activities                    (    124,652)   (    197,398)        (    264,283)
                                                                    ------------    ------------         ------------

Cash Flows From Investing Activities:
    U.S. Government securities deposited in Trust Fund, May 1994             -0-    (  7,873,200)        (  7,873,200)
    Cumulative maturities of U.S. Government Securities
      deposited in Trust Fund                                         46,021,682      12,009,520           58,031,202
    Cumulative acquisitions of U.S. Government Securities
      deposited in Trust Fund                                       ( 46,021,682)   ( 12,009,520)        ( 58,031,202)
    Increase in deferred merger costs                               (     63,601)            -0-         (    63,601)
                                                                    ------------    ------------         ------------
           Net used in investing activities                         (     63,601)   (  7,873,200)        (  7,936,801)
                                                                    ------------    ------------         ------------


Cash Flows From Financing Activities:
    Proceeds from notes payable                                              -0-             -0-              150,000
    Repayment of notes payable                                               -0-    (    150,000)        (    150,000)
    Decrease in accrued interest on notes payable                            -0-    (      7,233)                 -0-
    Proceeds from public offering of units, net                              -0-       8,529,703            8,529,703
    Proceeds from sale of stock to founding stockholders                     -0-             -0-                  500
    Deferring financing costs                                                -0-         199,130         (     16,000)
    Organization costs                                                       -0-    (     37,252)        (     37,252)
                                                                    ------------    ------------         ------------
           Net cash provided by financing activities                         -0-       8,534,348            8,476,951
                                                                    ------------    ------------         ------------

Net increase (decrease) in cash and cash equivalents                (    188,253)        463,750              275,867
Cash and cash equivalents, beginning of period                           464,120             370                  -0-
                                                                    ------------    ------------         ------------
Cash and cash equivalents, end of period                            $    275,867    $    464,120         $    275,867
                                                                    ============    ============         ============

Supplementary disclosures:

Interest paid                                                       $        -0-    $      5,277        $      12,510
Income taxes paid                                                          6,951             -0-                6,951

See accompanying summary of accounting policies and notes to financial statements.

                      RESTRUCTURING ACQUISITION CORPORATION
                    (a corporation in the development stage)

                         SUMMARY OF ACCOUNTING POLICIES

INCOME TAXES

The Company  follows  Statement of Financial  Accounting  Standards No. 109 (FAS
109), "Accounting for Income Taxes". FAS 109 is an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns. Deferred taxes have not been material to date.

NET INCOME PER SHARE

Net income per common share is computed on the basis of the weighted average number of common shares outstanding during the period including common stock equivalents (unless antidilutive) which would arise from the exercise of stock warrants.

ORGANIZATION COSTS

Organization costs are being amortized over 60 months.

CASH EQUIVALENTS AND TRUST FUND

For purposes of the statement of cash flows, the company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

U.S. Government securities deposited in Trust Fund represents a U.S. treasury bill purchased on December 28, 1995 and maturing on March 28, 1996. The cost of this security was $8,551,965.

INVESTMENTS

The Company  adopted  Statement of Financial  Accounting  Standards No. 115 (FAS
115), "Accounting for Certain Investments in Debt and Equity Securities", effective January 1, 1994, with no material impact on the Company's financial position.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                      RESTRUCTURING ACQUISITION CORPORATION
                    (a corporation in the development stage)

                          NOTES TO FINANCIAL STATEMENTS

(1)      ORGANIZATION AND BUSINESS OPERATIONS

         Restructuring Acquisition Corporation ("Company") was incorporated in Delaware on May 14, 1993 with the objective of acquiring an operating business which requires a restructuring of its balance sheet. The Company's founding directors and advisors purchased 500,000 common shares, $.001 par value, for $500 during the month after incorporation. On February 28, 1994, 125,000 shares were returned to the Company by the founding stockholders. This reduced the common stock outstanding to 375,000 shares and adjusted the founding stockholders' percentage ownership to 20% of the common stock expected to be outstanding after the Offering which is discussed in Note 2. This return of shares has been retroactively reflected in the financial statements. The Company has selected December 31 as its fiscal year end.

         The Company consummated the Offering in May, 1994 and raised net proceeds of $8,530,000 (Note 2). The Company's management has broad discretion with respect to the specific application of the net proceeds of the Offering, although substantially all of the net proceeds of the Offering are intended to be generally applied toward consummating a business combination with an operating business which requires a restructuring of its balance sheet ("Business Combination"). Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. Upon the closing of the Offering, $7,873,200 was deposited in an interest-bearing trust account ("Trust Fund") to be held until the earlier of (i) the consummation of a Business Combination or (ii) liquidation of the Company. The Trust Fund indenture limits investments to U.S. Government securities with a maturity of 180 days or less. The remaining proceeds will be used to pay for business, legal and accounting due diligence on prospective acquisitions, and continuing general and administrative expenses in addition to other expenses.

         The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. In the event that 20% or more of the stockholders excluding, for this purpose, those persons who were stockholders prior to the Offering, vote against the Business Combination, the Business Combination will not be consummated. All of the Company's stockholders prior to the Offering, including all of the officers, directors and advisors of the Company ("Initial Stockholders") have agreed to vote their shares of common stock in accordance with the vote of the majority in interest of all other stockholders of the Company ("Public Stockholders") with respect to any Business Combination. After consummation of the Company's first Business Combination, all of these voting safeguards will no longer be applicable.

                      RESTRUCTURING ACQUISITION CORPORATION
                    (a corporation in the development stage)

                          NOTES TO FINANCIAL STATEMENTS

(1)      ORGANIZATION AND BUSINESS OPERATIONS (CONT'D)

         With respect to the first Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company convert his shares. The per share conversion price will equal the amount in the Trust Fund as of the record date for determination of stockholders entitled to vote on the Business Combination divided by the number of shares held by Public Stockholders. The Company will not consummate a Business Combination if 20% or more in interest of the Public Stockholders exercise their conversion rights. Accordingly, Public Stockholders holding 19.99% of the aggregate number of shares owned by all Public Stockholders may have their shares converted in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Fund computed without regard to shares held by Initial Stockholders. Accordingly, 19.99% of the net proceeds from the Offering has been classified as common stock subject to possible conversion in the accompanying balance sheet at the conversion value.

         The Company's Certificate of Incorporation provides for mandatory liquidation of the Company, without stockholder approval, in the event that the Company does not consummate a Business Combination within 24 months from the consummation of the Offering (May 1996). In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Fund assets) will be less than the initial public offering price per share in the Offering (assuming no value is attributed to the Warrants contained in the Units offered in the Offering discussed in Note 2).

(2)      PUBLIC OFFERING

         On May 12, 1994 and May 27, 1994, the Company sold 1,500,000 and 120,000 units ("Units") respectively in its initial public offering ("Offering"). Each Unit consists of one share of the Company's common stock, $.001 par value, and two Redeemable Common Stock Purchase Warrants ("Warrants"). Each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $5.00 for a period of six years commencing one year from the effective date of the Offering. The Warrants will be redeemable at a price of $.01 per Warrant upon 30 days notice at any time, only in the event that the last sale price of the common stock is at least $8.50 per share for 20 consecutive trading days ending on the third day prior to date on which notice of redemption is given.

                      RESTRUCTURING ACQUISITION CORPORATION
                    (a corporation in the development stage)

                          NOTES TO FINANCIAL STATEMENTS

(3)      NOTES PAYABLE

         During 1993 the Company issued an aggregate of $150,000 of promissory notes to certain accredited investors. These notes bore interest at the rate of 10% per annum and were repaid on the consummation of the Offering with accrued interest thereon of $12,510. In addition, the investors were issued 300,000 warrants (valued at a nominal amount) which are identical to the Warrants discussed in Note 2, except that they are not redeemable by the Company until 90 days after the consummation of a Business Combination.

(4)      COMMITMENTS

         The Company presently occupies office space provided by a related company owned by certain stockholders. Such related company has agreed that, until the acquisition of a target business by the Company, it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has been paying such related company $5,000 per month for such services commencing on the effective date of the Offering.

(5)      PREFERRED STOCK

         The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

(6)      COMMON STOCK

         At December 31, 1995, 3,840,000 shares were reserved for issuance upon exercise of redeemable warrants and underwriters' warrants.

(7)      PROPOSED MERGER

         On September 18, 1995, the Company announced a proposed merger agreement with Media Technology Limited, an Australian Company (Media
         Tech). Media Tech is a developing company in the business of point to multi-point data broadcast through the use of the vertical blanking interval (the "VBI") that composes a part of all television signals. As of November 3, 1995, the Company & Media Tech entered into an Amended and Restated Implementation Agreement and Plan of Merger and Acquisition (the Implementation Agreement), whereby the Company's stockholders would ultimately retain a minority interest in Media Tech RAC, Inc. a newly formed Delaware corporation and a wholly owned subsidiary of Media Tech. The merger is subject to, among other things, the approval of 80% of the Company's stockholders. Costs relating to this merger, primarily professional fees, aggregated $63,601 as of December 31, 1995 and have been deferred.

                      RESTRUCTURING ACQUISITION CORPORATION
                    (a corporation in the development stage)

                                 BALANCE SHEETS

                                                                                                                        December 31,
                                                                                                        March 31, 1996      1995
                                              ASSETS
Cash and cash equivalents                                                                                $  136,121       $  275,867
U.S. Government securities deposited in trust fund
    and accrued interest thereon (Note 1)                                                                 8,655,215        8,555,874
Prepaid insurance                                                                                             3,750           15,000
Deferred merger costs (Note 7)                                                                              128,169           63,601
Organization costs, net of accumulated amortization
    of $13,970 and $12,107, respectively                                                                     23,282           25,145
                                                                                                         ----------       ----------


                                                                                                         $8,946,537       $8,935,487
                                                                                                         ==========       ==========
                                         LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Accrued expenses and taxes                                                                               $  188,488       $  210,545

Commitments (Note 4)

Common stock, subject to possible conversion, 323,999 shares at
    conversion value (Note 1)                                                                             1,730,178        1,710,320
Preferred stock, $.001 par value - shares authorized 1,000,000; none issued
    (Note 5)                                                                                                    -0-              -0-
Common stock, $.001 par value - shares authorized 20,000,000;
    outstanding 1,995,000 and 1,995,000 (Notes 1 and 6)                                                       1,671            1,671
Additional paid-in capital                                                                                6,954,679        6,954,679
Retained earnings (deficit) accumulated during the development stage                                         71,521           58,272
                                                                                                         ----------       ----------

                                                                                                         $8,946,537       $8,935,487
                                                                                                         ==========       ==========



See accompanying summary of accounting policies and notes to financial statements.

                     RESTRUCTURING ACQUISITION CORPORATION
                    (a corporation in the development stage)

                            STATEMENTS OF OPERATIONS

                                                                                                                     Period
                                                                                                                   May 14, 1993
                                                                      Period ended           Year ended       (date of inception) to
                                                                     March 31, 1996       December 31, 1995       March 31, 1996
                                                                     --------------       -----------------       --------------
Income:

    Interest income                                                    $ 101,930              $ 470,171             $ 817,698
                                                                       ---------              ---------             ---------

Expenses:

    Investment banking fees                                                  -0-                    -0-                50,000
    Office services (Note 4)                                              15,000                 60,000               115,000
    Interest and amortization (Note 3)                                     1,873                  7,450                42,490
    Insurance expense                                                     11,250                 45,000                86,250
    Shareholder fees and expenses                                            -0-                 11,857                27,374
    State franchise and other taxes                                       48,981                 58,404               122,715
    Professional fees                                                      3,771                 21,679                39,994
    Miscellaneous expenses                                                   -0-                  1,116                 1,817
    Travel and entertainment                                                 -0-                 11,559                11,559

           Total expenses                                                 80,875                217,065               497,199

Income before taxes                                                       21,055                253,106               320,499

Federal income tax (current)                                             (12,052)                97,754                92,653
                                                                       ---------              ---------             ---------

Net income                                                             $  33,107              $ 155,352             $ 227,846
                                                                       =========              =========             =========

Net income per share                                                   $     .02              $     .08
                                                                       =========              =========

Weighted average common shares outstanding                             1,995,000              1,995,000

See accompanying summary of accounting policies and notes to financial statements.

                      RESTRUCTURING ACQUISITION CORPORATION
                    (a corporation in the development stage)

    STATEMENTS OF COMMON STOCK, COMMON STOCK SUBJECT TO POSSIBLE CONVERSION, PREFERRED STOCK, ADDITIONAL PAID-IN CAPITAL AND RETAINED EARNINGS (DEFICIT)
         PERIOD FROM MAY 14, 1993 (DATE OF INCEPTION) TO MARCH 31, 1996

                                                                                                                   Retained Earnings
                                                                                                                       (Deficit)
                                                      Common stock                                                  accumulated
                                                       subject to                                 Additional         during the
                                 Common stock      possible conversion       Preferred stock    paid-in-capital   development stage
                                 ------------      -------------------       ---------------    ---------------   -----------------


                           No. of shares  Amount  No. of shares   Amount  No. of shares  Amount      Amount            Amount
                           -------------  ------  -------------   ------  -------------  ------      ------            ------

Balance, May 14, 1993                 -        -          -            -           -         -            -                -

Original issuance of
common stock                    375,000   $  375          -            -           -         -   $      125                -

Net (loss) for the
period May 14, 1993
to December 31, 1993                  -        -          -            -           -         -            -        $ (13,828)
                              ---------   ------    -------   ----------        ------    -----  ----------        ---------

Balance, December 31, 1993      375,000      375          -            -           -         -          125          (13,828)

Sale of common stock in
public offering, net of
underwriting discounts
and offering expenses         1,296,001    1,296    323,999   $1,573,853           -         -    6,954,554                -

Net income for the year
ended December 31, 1994               -        -          -            -           -         -            -           53,215

Accretion to redemption
value of common stock                 -        -          -      (46,425)          -         -            -           46,425
                              ---------   ------    -------   ----------        ------    -----  ----------        ---------

Balance,December 31, 1994     1,671,001   $1,671    323,999   $1,620,278           -         -   $6,954,679        $(  7,038)

See accompanying summary of accounting policies and notes to financial statements.

                      RESTRUCTURING ACQUISITION CORPORATION
                    (a corporation in the development stage)

    STATEMENTS OF COMMON STOCK, COMMON STOCK SUBJECT TO POSSIBLE CONVERSION, PREFERRED STOCK, ADDITIONAL PAID-IN CAPITAL AND RETAINED EARNINGS (DEFICIT)
         PERIOD FROM MAY 14, 1993 (DATE OF INCEPTION) TO MARCH 31, 1996

                                                                                                                   Retained Earnings
                                                                                                                       (Deficit)
                                                      Common stock                                                  accumulated
                                                       subject to                                 Additional         during the
                                 Common stock      possible conversion       Preferred stock    paid-in-capital   development stage
                                 ------------      -------------------       ---------------    ---------------   -----------------


                           No. of shares  Amount  No. of shares   Amount  No. of shares  Amount      Amount            Amount
                           -------------  ------  -------------   ------  -------------  ------      ------            ------


Balance forward
previous page                 1,671,001   $1,671    323,999   $1,620,278         -         -     $6,954,679        $(  7,038)

Net income for
the year ended
December 31, 1995                     -        -          -            -         -         -              -          155,352

Accretion to
redemption value
of common stock                       -        -          -       90,042         -         -              -         ( 90,042)
                             ----------    ------   --------  ----------       ----      ----     ----------        --------

Balance,December 31, 1995     1,671,001    $1,671   323,999   $1,710,320         -         -      $6,954,679       $  58,272

Net income for the
period ended March
31, 1996                              -         -          -           -         -         -               -          33,107

Accretion to
redemption value of
common stock                          -         -          -      19,858         -         -               -         (19,858)

Balance, March 31, 1996      $1,671,001    $1,671   $323,999  $1,730,178         -         -      $6,954,679        $ 71,521
                             ==========    ======   ========  ==========       ====      ====     ==========        ========


See accompanying summary of accounting policies and notes to financial statements.

                      RESTRUCTURING ACQUISITION CORPORATION
                    (a corporation in the development stage)

                            STATEMENTS OF CASH FLOWS
                           Increase (Decrease) in Cash

                                                                                                                    Period
                                                                                                                 May 14, 1993
                                                                                              Year ended           (date of
                                                                            Period ended      December 31,       inception) to
                                                                           March 31, 1996         1995          March 31, 1996
                                                                           --------------         ----          --------------
Cash Flows From Operating Activities:
Net income                                                                 $       33,107     $    155,352      $      227,846
                                                                            -------------     ------------        ------------

    Adjustments needed to reconcile net income to net cash used in operating activities:
      Amortization of financing costs                                                 -0-              -0-              16,000
      Amortization of organization costs                                            1,863            7,450              13,970
      Accrued interest earned on U.S. Government securities                 (      99,341)   (     450,431)      (     782,015)
       (Decrease) increase in accrued expenses                              (      22,057)         162,977             188,488
       Decrease (increase) in prepaid insurance                                    11,250              -0-       (       3,750)
                                                                            -------------     ------------        ------------
               Total adjustments                                            (     108,285)   (     280,004)      (     567,307)
                                                                            -------------     ------------        ------------
           Net cash used in operating activities                            (      75,178)   (     124,652)      (     339,461)
                                                                            -------------     ------------        ------------

Cash Flows From Investing Activities:

    U.S. Government securities deposited in Trust Fund, May 1994                      -0-              -0-       (   7,873,200)
    Cumulative maturities of U.S. Government Securities
      deposited in Trust Fund                                               (   8,655,215)      46,021,682          66,686,417
    Cumulative acquisitions of U.S. Government Securities
      deposited in Trust Fund                                               (   8,655,215)     (46,021,682)      (  66,686,417)
    Increase in deferred merger costs                                       (      64,568)     (    63,601)      (     128,169)
                                                                             ------------     ------------        ------------
          Net used in investing activities                                  (      64,568)     (    63,601)      (   8,001,369)
                                                                             ------------     ------------        ------------

Cash Flows From Financing Activities:
    Proceeds from notes payable                                                       -0-              -0-             150,000
    Repayment of notes payable                                                        -0-              -0-       (     150,000)
    Decrease in accrued interest on notes payable                                     -0-              -0-                 -0-
    Proceeds from public offering of units, net                                       -0-              -0-           8,529,703
    Proceeds from sale of stock to founding stockholders                              -0-              -0-                 500
    Deferring financing costs                                                         -0-              -0-       (      16,000)
    Organization costs                                                                -0-              -0-       (      37,252)
                                                                            -------------     ------------        ------------
           Net cash provided by financing activities                                  -0-              -0-           8,476,951
                                                                            -------------     ------------        ------------

Net increase (decrease) in cash and cash equivalents                        (     139,746)     (   188,253)            136,121
Cash and cash equivalents, beginning of period                                    275,867          464,120                 -0-
                                                                            -------------     ------------        ------------
Cash and cash equivalents, end of period                                    $     136,121     $    275,867        $    136,121
                                                                            =============     ============        ============

Supplementary disclosures:

Interest paid                                                               $          10     $        -0-        $    12,520
Income taxes paid                                                                  60,000            6,951             66,951

See accompanying summary of accounting policies and notes to financial statements.

                      RESTRUCTURING ACQUISITION CORPORATION
                    (a corporation in the development stage)

                         SUMMARY OF ACCOUNTING POLICIES



INCOME TAXES

The Company  follows  Statement of Financial  Accounting  Standards No. 109 (FAS
109), "Accounting for Income Taxes". FAS 109 is an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns. Deferred taxes have not been material to date.

NET INCOME PER SHARE

Net income per common share is computed on the basis of the weighted average number of common shares outstanding during the period including common stock equivalents (unless antidilutive) which would arise from the exercise of stock warrants.

ORGANIZATION COSTS

Organization costs are being amortized over 60 months.

CASH EQUIVALENTS AND TRUST FUND

For purposes of the statement of cash flows, the company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

U.S. Government securities deposited in Trust Fund represents a U.S. treasury bill purchased on March 28, 1996 and maturing on May 2, 1996. The cost of this security was $8,655,215.

INVESTMENTS

The Company  adopted  Statement of Financial  Accounting  Standards No. 115 (FAS
115), "Accounting for Certain Investments in Debt and Equity Securities", effective January 1, 1994, with no material impact on the Company's financial position.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                      RESTRUCTURING ACQUISITION CORPORATION
                    (a corporation in the development stage)
                          NOTES TO FINANCIAL STATEMENTS


(1)      ORGANIZATION AND BUSINESS OPERATIONS

         Restructuring Acquisition Corporation ("Company") was incorporated in Delaware on May 14, 1993 with the objective of acquiring an operating business which requires a restructuring of its balance sheet. The Company's founding directors and advisors purchased 500,000 common shares, $.001 par value, for $500 during the month after incorporation. On February 28, 1994, 125,000 shares were returned to the Company by the founding stockholders. This reduced the common stock outstanding to 375,000 shares and adjusted the founding stockholders' percentage ownership to 20% of the common stock expected to be outstanding after the Offering which is discussed in Note 2. This return of shares has been retroactively reflected in the financial statements. The Company has selected December 31 as its fiscal year end.

         The Company consummated the Offering in May, 1994 and raised net proceeds of $8,530,000 (Note 2). The Company's management has broad discretion with respect to the specific application of the net proceeds of the Offering, although substantially all of the net proceeds of the Offering are intended to be generally applied toward consummating a business combination with an operating business which requires a restructuring of its balance sheet
("Business Combination"). Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. Upon the closing of the Offering, $7,873,200 was deposited in an interest-bearing trust account ("Trust Fund") to be held until the earlier of (i) the consummation of a Business Combination or (ii) liquidation of the Company. The Trust Fund indenture limits investments to U.S. Government securities with a maturity of 180 days or less. The remaining proceeds will be used to pay for business, legal and accounting due diligence on prospective acquisitions, and continuing general and administrative expenses in addition to other expenses.

         The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. In the event that 20% or more of the stockholders excluding, for this purpose, those persons who were stockholders prior to the Offering, vote against the Business Combination, the Business Combination will not be consummated. All of the Company's stockholders prior to the Offering, including all of the officers, directors and advisors of the Company ("Initial Stockholders") have agreed to vote their shares of common stock in accordance with the vote of the majority in interest of all other stockholders of the Company ("Public Stockholders") with respect to any Business Combination. After consummation of the Company's first Business Combination, all of these voting safeguards will no longer be applicable.

                      RESTRUCTURING ACQUISITION CORPORATION
                    (a corporation in the development stage)
                          NOTES TO FINANCIAL STATEMENTS


(1)      ORGANIZATION AND BUSINESS OPERATIONS (CONT'D)

         With respect to the first Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company convert his shares. The per share conversion price will equal the amount in the Trust Fund as of the record date for determination of stockholders entitled to vote on the Business Combination divided by the number of shares held by Public Stockholders. The Company will not consummate a Business Combination if 20% or more in interest of the Public Stockholders exercise their conversion rights. Accordingly, Public Stockholders holding 19.99% of the aggregate number of shares owned by all Public Stockholders may have their shares converted in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Fund computed without regard to shares held by Initial Stockholders. Accordingly, 19.99% of the net proceeds from the Offering has been classified as common stock subject to possible conversion in the accompanying balance sheet at the conversion value.

         The Company's Certificate of Incorporation provides for mandatory liquidation of the Company, without stockholder approval, in the event that the Company does not consummate a Business Combination within 24 months from the consummation of the Offering (May 1996). In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Fund assets) will be less than the initial public offering price per share in the Offering (assuming no value is attributed to the Warrants contained in the Units offered in the Offering discussed in Note 2). See Note 7 regarding status of proposed merger.


(2)      PUBLIC OFFERING

         On May 12, 1994 and May 27, 1994, the Company sold 1,500,000 and 120,000 units ("Units") respectively in its initial public offering ("Offering"). Each Unit consists of one share of the Company's common stock, $.001 par value, and two Redeemable Common Stock Purchase Warrants ("Warrants"). Each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $5.00 for a period of six years commencing one year from the effective date of the Offering. The Warrants will be redeemable at a price of $.01 per Warrant upon 30 days notice at any time, only in the event that the last sale price of the common stock is at least $8.50 per share for 20 consecutive trading days ending on the third day prior to date on which notice of redemption is given.

                      RESTRUCTURING ACQUISITION CORPORATION
                    (a corporation in the development stage)
                          NOTES TO FINANCIAL STATEMENTS

(3)      NOTES PAYABLE

         During 1993 the Company issued an aggregate of $150,000 of promissory notes to certain accredited investors. These notes bore interest at the rate of 10% per annum and were repaid on the consummation of the Offering with accrued interest thereon of $12,510. In addition, the investors were issued 300,000 warrants (valued at a nominal amount) which are identical to the Warrants discussed in Note 2, except that they are not redeemable by the Company until 90 days after the consummation of a Business Combination.

(4)      COMMITMENTS

         The Company presently occupies office space provided by a related company owned by certain stockholders. Such related company has agreed that, until the acquisition of a target business by the Company, it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has been paying such related company $5,000 per month for such services commencing on the effective date of the Offering.

(5)      PREFERRED STOCK

         The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

(6)      COMMON STOCK

         At March 31, 1996, 3,840,000 shares were reserved for issuance upon exercise of redeemable warrants and underwriters' warrants.

(7)      PROPOSED MERGER

         On September 18, 1995, the Company announced a proposed merger agreement with Media Technology Limited, an Australian Company (Media Tech). Media Tech is a developing company in the business of point to multi-point data broadcast through the use of the vertical blanking interval (the "VBI") that composes a part of all television signals. As of November 3, 1995, the Company & Media Tech entered into an Amended and Restated Implementation Agreement and Plan of Merger and Acquisition (the Implementation Agreement), whereby the Company's stockholders would ultimately retain a minority interest in Media Tech RAC, Inc. a newly formed Delaware corporation and a wholly owned subsidiary of Media Tech. The merger is subject to, among other things, the approval of 80% of the Company's stockholders. Costs relating to this merger, primarily professional fees, aggregated $128,169 as of March 31, 1996 and have been deferred.

         On May 10, 1996 the shareholders voted against the proposed merger with Media Tech. As a result, the Company will be required to liquidate as discussed in Note 1.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                      RESTRUCTURING ACQUISITION CORPORATION

                    Proxy -- Special Meeting of Stockholders
                                  June 21, 1996

              The undersigned, a stockholder of Restructuring Acquisition Corporation, a Delaware corporation (the "Company"), does hereby appoint Steven
M. Mizel and Steven Wolosky as the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock, $.001 par value (the "Common Stock") of the Company which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of the Company (the "Special Meeting"), to be held at the offices of Olshan Grundman Frome & Rosenzweig LLP, 505 Park Avenue, New York, New York 10022 on June 21, 1996 at 10:00 a.m., local time.

              The   undersigned   hereby   instructs   said   proxies  or  their
substitutes:

         1.       DISSOLUTION:

                  To approve and adopt the Plan of Dissolution, Complete Liquidation and Termination of Existence of the Company.

                  ______ FOR     _____ AGAINST    _____ ABSTAIN


         2. DISCRETIONARY AUTHORITY: To vote with discretionary authority with respect to all other matters which may come before the Special Meeting.


         THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREINBEFORE GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO APPROVE THE PLAN OF DISSOLUTION, COMPLETE LIQUIDATION AND TERMINATION OF EXISTENCE AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES OR PROXY WITH RESPECT TO ANY OTHER BUSINESS TRANSACTED AT THE SPECIAL MEETING.

         The undersigned hereby revokes any proxy or proxies heretofore given and ratifies and confirms that all the proxies appointed hereby, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. The undersigned hereby acknowledges receipt of a copy of the Notice of Special Meeting and the Proxy Statement dated June 10, 1996.

Dated _______________________ 1996

_____________________________ (L.S.)

_____________________________ (L.S.)
                  Signature(s)

NOTE:  Your  signature  should  appear the same as
your name appears hereon.  In signing as attorney,
executor,  administrator,   trustee  or  guardian,
please  indicate  the  capacity in which  signing.
When signing as joint tenants,  all parties in the
joint tenancy must sign.  When a proxy is given by
a   corporation,   it   should  be  signed  by  an
authorized officer and the corporate seal affixed.
No  postage  is  required  if mailed in the United
States.



                       (ii)

                                                                         ANNEX A
                              PLAN OF DISSOLUTION,
                              COMPLETE LIQUIDATION
                               AND TERMINATION OF
                                    EXISTENCE
                                       OF
                      RESTRUCTURING ACQUISITION CORPORATION


              The following Plan of Dissolution, Complete Liquidation and Termination of Existence (the "Plan") of Restructuring Acquisition Corporation, a Delaware corporation (the "Corporation") shall be effective only upon the adoption and approval of the Plan, either at a special meeting of stockholders or by the written consent of stockholders, by the affirmative vote of a majority of the outstanding common stock of the Corporation. The day of such adoption and approval by the stockholders is hereinafter called the Effective Date.

              1. DISSOLUTION. As promptly as practicable after the Effective Date of the Plan, the Corporation shall be dissolved in accordance with the laws of the State of Delaware.

              2. CESSATION OF BUSINESS. After the Effective Date, the Corporation shall not engage in any business activities except for the purposes of preserving the values of its assets, adjusting and winding up its business and affairs, and distributing its assets in accordance with the Plan. The Board of Directors now in office and, at their pleasure, the officers, shall continue in office solely for these purposes.

              3. PAYMENT OF DEBTS. All known or ascertainable liabilities of the Corporation shall be promptly paid or provided for.

              4. RESTRICTIONS ON TRANSFER OF SHARES. The proportionate interests of stockholders in the assets of the Corporation shall be fixed on the basis of their respective stockholdings at the close of business on the Effective Date of the Plan. At such time the books of the Corporation shall be closed. Thereafter, unless the books are reopened because the Plan cannot be carried into effect under the laws of the State of Delaware, or otherwise, the stockholders' respective interests in the assets shall not be transferable by the negotiation of stock certificates.

              5. LIQUIDATION OF ASSETS. The Corporation will distribute to all Stockholders who acquired their stock in the Corporation on or after May 4, 1994 (the "Public Stockholders"), in proportion to their respective equity interests in the Corporation, an aggregate sum equal to the amount in the trust fund established with 90% of the net proceeds from the Corporation's Initial Public Offering (the "Trust Fund"), inclusive of interest plus any remaining net assets of the Corporation, in accordance with Paragraphs 6 and 7 hereof. As of June 1, 1996 such net amount in the Trust Fund was approximately $8,728,865 or $5.39 per share of Common Stock held by the Public Stockholders.

              6. RIGHT TO  LIQUIDATING  DISTRIBUTION.  As soon as possible after the Effective Date of the Plan, the Company will establish a date for the purpose of determining Public Stockholders entitled to liquidating distributions (the "Final Record Date"). Public Stockholders as of the Final Record Date shall be given notice to deliver to the Board of Directors of the Corporation or its designated agent, the certificate representing all of the Corporation's common stock owned by the Public Stockholder as of the close of business on the Effective Date of the Plan. Such delivery of the certificate shall be made for the purpose of notation thereon of the distribution of the Corporation's assets and the certificates will be returned to the Public Stockholder together with the assets distributable to the Public Stockholder in accordance with Paragraph 7 hereof.

              7. DISTRIBUTION. All assets distributable to the Public Stockholders will be distributed by the Corporation or its designated agent as soon as practicable following the Effective Date to the Public Stockholders of Record on the Final Record Date who have delivered their certificate representing common stock of the Corporation as provided in Paragraph 6 hereof. No interest shall accrue at any time on any cash held for distribution.

              8. POWER OF BOARD OF  DIRECTORS.  The Board of  Directors  and, if
authorized by the Board of Directors, the officers, shall have authority to do or authorize any and all acts and things as provided for in the Plan and any and all such further acts and things as they may consider desirable to carry out the purposes of the Plan, including the execution and filing of all such certificates, documents, information returns, tax returns, and other documents which may be necessary or appropriate to implement the Plan. The Board of Directors may authorize such variations from or amendments to the provisions of the Plan as may be necessary or appropriate to effectuate the dissolution, complete liquidation, and termination of existence of the Corporation, and the distribution of its assets to its stockholders in accordance with the laws of the State of Delaware. The death, resignation, or other disability of any director or officer of the Corporation shall not impair the authority of the surviving or remaining director or officer to exercise any of the powers provided for in the Plan. Upon such death, resignation, or other disability, the surviving or remaining directors, or if there are none, the remaining officer shall have authority to fill the vacancy or vacancies so created, but the failure to fill such vacancy or vacancies shall not impair the authority of the surviving or remaining director or officer to exercise any of the powers provided for in the Plan.